Exhibit 31.2

Certificate pursuant to Rule 13a-14(a) or 15d-14(a) of Securities Exchange
Act of 1934 as adopted pursuant to section 302 of Sarbanes-Oxley Act of
2002-Principal Accounting and Financial Officer

I, DeeDee Lowery, certify that:

1.  I have reviewed this quarterly report on Form 10-Q of The First Bancshares, Inc.;

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures
    (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))and internal control over financial reporting (as defined in Exchange Act Rules
    13a-15(f) and 15d-15(f)) for the registrant and have:

   (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information
        relating to the registrant, including its consolidated
        subsidiaries, is made known to us by others within those
        entities, particularly during the period in which this
        report is being prepared;

(b)  Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

   (c)  Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
        conclusions about the effectiveness of the disclosure
        controls and procedures, as of the end of the period covered by this report based on such evaluation; and

   (d)  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred
        during the registrant's most recent fiscal quarter (the
        registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably
        likely to materially affect, the registrant's internal
        control over financial reporting; and

5.  The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

   (a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial
        reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

   (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the
        registrant's internal control over financial reporting.

Date: June 8, 2009	By:	/s/ DeeDee Lowery
DeeDee Lowery, Executive Vice
President and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The First
Bancshares, Inc., and will be retained by The First Bancshares, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.